UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2
Item 8.01	Other Events

On March 24, 2022, the Company received a letter addressed to its Board of Directors (“Board”) from the law firm of Purcell & Lefkowitz LLP on behalf of three purported stockholders.

The stockholder letter alleged that the Company is required by Rules 14a-4(a)(3) and (b)(1) of the Exchange Act to present two separate proposals at the annual meeting of stockholders to be held on May 19, 2022 relating to the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to increase the number of authorized shares, such that separate votes can be cast on the proposed increase in the number of shares of Class A common stock and the proposed increase in the number of shares of preferred stock. The Company does not believe that separate proposals would be required by the Exchange Act. Irrespective of the position asserted in the stockholder letter, the Company no longer believes an increase in the shares of preferred stock is needed and does not intend to include this aspect of the proposal in the proxy statement for the annual meeting.

The stockholder letter also addressed the approval of the Charter at the special meeting of stockholders held on October 22, 2020 (the “Special Meeting”), which included a 200,000,000 share increase in the number of authorized shares of Class A common stock and was approved by majority of the then-outstanding shares of both series of the Company’s common stock, voting as a single class.  The stockholder letter alleged that the Charter approval required a separate vote in favor by at least a majority of the outstanding shares of Class A common stock under Section 242(b)(2) of the Delaware General Corporation Law (“DGCL”), and that the 200,000,000 shares in question are thus unauthorized.  The stockholder letter requested that the Company present a proposal at the annual meeting of stockholders to be held on May 19, 2022 seeking ratification of the number of shares of Class A common stock authorized under the Company’s current Charter.

The Board has undertaken a review of the matters raised by the stockholder letter with the assistance of outside counsel not involved in the underlying transactions at issue and has determined, (a) in reliance upon, among other things, advice of several law firms including a legal opinion of Delaware counsel, that the assertions regarding DGCL Section 242(b)(2) are wrong and that a separate class vote of the Class A common stock was not required to approve the amendment of the Charter at the Special Meeting to increase the shares of Class A common stock, and (b) that the remaining allegations therein are without merit.  The Board is considering what further steps, if any, it may deem appropriate in connection with these matters.

Forward-Looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believe,” “expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the need to raise substantial additional capital well in advance of our target of third quarter of 2022 for the start of commercial production and sale of our vehicles, to continue ongoing operations, and remain a going concern, and our ability to raise such funding on a reasonable timeline and with suitable terms; the cost and other impacts of litigation, regulatory proceedings, investigations, claims and/or adverse publicity including with respect to the matters raised by the stockholder letter, which may have a material adverse effect, whether or not successful or valid, on our business prospects and ability to obtain financing; our limited operating history and our ability to execute our business plan, including through any relationship with Foxconn; our ability to raise sufficient capital in the future in order to invest in the tooling to eventually lower the bill of materials cost for, and make continued design enhancements to, the Endurance and any future vehicles we may develop; the rollout of our business and the timing of expected business milestones, including our ability to complete the engineering of the Endurance, and conversion and retooling of the Lordstown facility, to establish and maintain appropriate supplier relationships, to successfully complete testing, homologation and certification, and to start production of the Endurance in accordance with our projected timeline; supply chain disruptions, inflation and the potential inability to source essential components and raw materials, including on a timely basis or at acceptable cost, and their consequences on testing, production, sales and other activities; our ability to obtain binding purchase orders and build customer relationships; our ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of service and support that they will require; our ability to conduct business using a direct sales model, rather than through a dealer network used by most other OEMs; the effects of competition on our ability to market and sell vehicles; our inability to retain key personnel and to hire additional personnel; the ability to protect our intellectual property rights; the failure to obtain required regulatory approvals; changes in laws or regulatory requirements or new or different interpretations of existing law; changes in governmental incentives and fuel and energy prices; the impact of health epidemics, including the COVID-19 pandemic, on our business; cybersecurity threats and compliance with privacy and data protection laws; failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; and the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors.  No assurances can be made regarding the outcome of any claims, proceedings or litigation regarding the authorization of our common stock, including the claims raised by the stockholder letter. Any proceedings on these matters would be subject to uncertainties inherent in the litigation process. Claims alleging that a portion of our Class A common stock was not authorized could lead to shares of our Class A common stock being voidable and have a material adverse effect on the Company and its prospects. In addition, the transactions contemplated with Foxconn under the asset purchase agreement with Foxconn EV Technology, Inc., an Ohio corporation (“Foxconn Ohio”) and an affiliate of Hon Hai Technology Group (“Foxconn”), dated November 10, 2021 (the “Asset Purchase Agreement”), are subject to closing conditions, including further negotiation and execution of the contract manufacturing agreement and regulatory approvals, and may not be consummated. No assurances can be given that Lordstown Motors and Foxconn will enter into the agreements contemplated by the Asset Purchase Agreement or a joint product development or similar agreement to co-design and develop vehicle programs and an appropriate funding structure, or as to the terms of any such agreement. If we are unable to successfully complete the contemplated transactions and relationship with Foxconn on a timely basis, our business plan, financial condition and results of operations would be materially and adversely impaired. We need substantial additional funding to begin production of the Endurance in the third quarter of 2022. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
	Title:	Chief Financial Officer
Date: April 1, 2022